UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 11, 2008
(Date of earliest event reported)
OCULUS INNOVATIVE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1129 N. McDowell Blvd.
Petaluma, California	94954

(Address of principal executive offices)	(Zip Code)
(707) 782-0792
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On June 11, 2008, Oculus Innovative Sciences, Inc. issued a press release announcing financial results for its fiscal year ended March 31, 2008. The full text of the press release is furnished as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

99.1	Press release issued by Oculus Innovative Sciences, Inc. dated June 11, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: June 11, 2008

OCULUS INNOVATIVE SCIENCES, INC.
By:	/s/ Robert Miller
Robert Miller

Chief Financial Officer
(title)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Oculus Innovative Sciences, Inc. dated June 11, 2008